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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported) March 17, 2003

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2003, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2003-1)


                           Impac Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)



        CALIFORNIA                     333-85310                33-071-5871
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer

of Incorporation)                     File Number)           Identification No.)


1401 Dove Street
Newport Beach, California                              92660
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(Address of Principal                                (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of February 1, 2003 among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer, and Deutsche Bank National Trust Company, as trustee.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IMPAC SECURED ASSETS CORP.

                                             By: /s/  Richard J. Johnson
                                                 -----------------------------
                                             Name:    Richard J. Johnson
                                             Title:   Chief Financial Officer

Dated: March 17, 2003




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                                     EXHIBIT